Exhibit 32.1


                    CERTIFICATION PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002


In connection with the annual report of Magic Communications, Inc. (the "Company") on Form 10-KSB/A for the fiscal year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stephen D. Rogers, President, Chief Executive Officer and Chief Financial Officer of the Company, certify that:


1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: December 13, 2005

                                             By: /s/ Stephen D. Rogers
                                                 -------------------------------
                                                 Stephen D. Rogers, President,
                                                 Chief Executive Officer, Chief
                                                 Financial Officer and Director